UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2021

 FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S Chicago, Illinois		60607
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:
(312) 565-5700
Former name or former address, if changed since last report:
Not Applicable
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2021, the Federal Home Loan Bank of Chicago (“FHLBank Chicago”) sent a letter to its members to report selected preliminary unaudited financial results for the quarter ended March 31, 2021, the declaration of a dividend for the quarter ended March 31, 2021, and dividend guidance for the next two quarters. The full text of the member letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information being furnished pursuant to Items 2.02 and 9.01 on this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Report contains forward-looking statements which are based upon FHLBank Chicago’s current expectations and speak only as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including any projections or guidance of dividends or other financial items; any statements of the plans, strategies, and objectives for future operations; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank Chicago cautions that, by their nature, forward-looking statements involve risks or uncertainties, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the impact of the COVID-19 pandemic on the global and national economies and on FHLBank Chicago and its members’ businesses, maintaining compliance with regulatory and statutory requirements (including relating to FHLBank Chicago's dividend payments and retained earnings), any decrease in the levels of FHLBank Chicago business which may negatively impact FHLBank Chicago's results of operations or financial condition, the reliability of FHLBank Chicago's projections, assumptions, and models on future financial performance and condition, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, FHLBank Chicago's ability to execute its business model and to pay future dividends (including enhanced dividends on activity stock), FHLBank Chicago's ability to meet required conditions to repurchase or redeem excess capital stock from members, including maintaining compliance with its minimum regulatory capital requirements and determining its financial condition is sound enough to support such repurchases and redemptions, FHLBank Chicago's ability to continue to offer the Reduced Capitalization Advance Program, FHLBank Chicago's ability to implement product enhancements and new products, the impacts of changes to Federal Home Loan Bank membership requirements, capital requirements and guidance, and liquidity requirements and guidance by the Federal Housing Finance Agency, the loss of members through mergers and consolidations or other reasons, FHLBank Chicago's ability to protect the security of its information systems and manage any failures, interruptions, or breaches, uncertainties relating to the phase-out of the London Interbank Offered Rate (LIBOR), and the risk factors set forth in FHLBank Chicago's periodic filings with the Securities and Exchange Commission, which are available on FHLBank Chicago's website at fhlbc.com. FHLBank Chicago assumes no obligation to update any forward-looking statements made in this Report.The financial results discussed in this Report are preliminary and unaudited.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Member Letter dated April 27, 2021

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: April 27, 2021	By:	/s/ Roger D. Lundstrom
Roger D. Lundstrom
Executive Vice President and Chief Financial Officer

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